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                                                              Exhibit 99.906CERT

                      CAPITAL APPRECIATION VARIABLE ACCOUNT

         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

   I, Richard M. Hisey, certify that, to my knowledge:

   1. The Form N-CSR (the "Report") of Capital Appreciation Variable Account (the "Registrant") fully complies for the period covered by the Report with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

   2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: February 24, 2005               RICHARD M. HISEY
      -----------------               ------------------------------------------
                                      Richard M. Hisey
                                      Treasurer (Principal Financial Officer and
                                      Accounting Officer)


A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE REGISTRANT AND WILL BE RETAINED BY THE REGISTRANT AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.

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                      CAPITAL APPRECIATION VARIABLE ACCOUNT

         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

   I, Robert J. Manning, certify that, to my knowledge:

   1. The Form N-CSR (the "Report") of Capital Appreciation Variable Account (the "Registrant") fully complies for the period covered by the Report with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

   2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: February 24, 2005               ROBERT J. MANNING
      -----------------               ------------------------------------------
                                      Robert J. Manning
                                      President (Principal Executive Officer)


A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE REGISTRANT AND WILL BE RETAINED BY THE REGISTRANT AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.